Investor Presentation May 2022 Transforming Electric Mobility Exhibit 99.4

DISCLAIMER INDUSTRY AND MARKET DATA Although all information and opinions and or other information expressed in this presentation (this “Presentation”), including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, Amprius Technologies, Inc. (“Amprius” or the “Company”) and Kensington Capital Acquisition Corp. IV (“Kensington”) have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Amprius and Kensington. which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and is not and should not be assumed to be complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Amprius and Kensington. FORWARD-LOOKING STATEMENTS This Presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 and the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Amprius' expected product offerings, the addressable market for Amprius’ products, Amprius' ability to produce its products at a commercial level and the capitalization of Kensington after giving effect to the proposed business combination between Amprius and Kensington (the “Proposed Business Combination”). These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Amprius’ and Kensington’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Amprius and Kensington. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the equity holders of Amprius or Kensington is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks related to the rollout of Amprius’ business and the timing of expected business milestones; the effects of competition on Amprius’ business; supply shortages in the materials necessary for the production of Amprius’ products; the termination of government clean energy and electric vehicle incentives or the reduction in government spending on vehicles powered by battery technology; delays in construction and operation of production facilities; the amount of redemption requests made by Kensington’s public equity holders; the ability of Kensington or the combined company to issue equity or equity-linked securities in connection with the Proposed Business Combination or in the future; and those factors discussed below and in Kensington’s final prospectus filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2022 under the heading “Risk Factors” and other documents of Kensington filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Amprius or Kensington presently know or that Amprius and Kensington currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Amprius’ and Kensington’s expectations, plans or forecasts of future events and views as of the date of the Presentation. Amprius and Kensington anticipate that subsequent events and developments will cause Amprius’ and Kensington’s assessments to change. However, while Amprius and Kensington may elect to update these forward-looking statements at some point in the future, Amprius and Kensington specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Amprius’ or Kensington’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Amprius, Kensington, nor any of their respective affiliates have any obligation to update this Presentation other than as required by law.

DISCLAIMER (CONT.) IMPORTANT INFORMATION AND WHERE TO FIND IT In connection with the Proposed Business Combination, Kensington plans to file a registration statement on form S-4 (the “Registration Statement”) with the SEC, which will include a proxy statement/prospectus of Kensington. Kensington also plans to file other documents and relevant materials with the SEC regarding the Proposed Business Combination. After the Registration Statement has been cleared by the SEC, a definitive proxy statement/prospectus will be mailed to the stockholders of Kensington. SECURITY HOLDERS OF AMPRIUS AND KENSINGTON ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENDS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS AND RELEVANT MATERIALS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THER ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION. Stockholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Amprius and Kensington once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. PARTICIPANTS IN THE SOLICITATION Kensington and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Kensington in connection with the Proposed Business Combination. Amprius and its officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Kensington’s executive officers and directors in the solicitation by reading Kensington’s final prospectus filed with the SEC on March 2, 2022 and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the Proposed Business Combination when they become available. Information concerning the interests of Kensington’s participants in the solicitation, which may, in some cases, be different from those of Kensington’s stockholders generally, will be set forth in the proxy statement/prospectus relating to the Proposed Business Combination when it becomes available. NO OFFER OR SOLICITATION This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. TRADEMARKS AND TRADE NAMES Amprius and Kensington own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names, or products in this Presentation is not intended to, and does not imply, a relationship with Amprius or Kensington, or an endorsement or sponsorship by or of Amprius or Kensington. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Amprius or Kensington will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

AMPRIUS & KENSINGTON

Transaction Overview

Overview

- Founded in 2008, Amprius is a pioneer in the production of silicon nanowire anodes for high-energy density lithium-ion batteries
- Kensington Capital Acquisition Corp. IV (NYSE: KCAC.U, “Kensington”) is a SPAC with $230 million of cash held in trust
- Amprius and Kensington are combining to expand the commercial battery production capabilities of Amprius

- Amprius shareholders are rolling 100% of their equity
- Transaction proceeds will be retained in the business and used for growth capital expenditures
- Pro forma for the transaction (assuming no redemptions):
  - Net transaction expenses, Amprius will have $390 million of pro forma cash to fund construction of its mass production manufacturing facility ($230 million Kensington cash in trust, plus $200 million additional equity capital, less $40 million in estimated transaction expenses)[1]

Valuation

- Pro Forma Enterprise Value of $939 million
- Represents attractive entry relative to battery peer group

Kensington has identified Amprius as a unique and compelling investment opportunity – Amprius has developed and is presently manufacturing a commercial silicon nanowire anode battery technology that is expected to enable the future of electric mobility

(1) See Slide 23 for more information.

4

Innovation 100% silicon anode battery(1) Superior Battery Performance High Energy Density Up to 450 Wh/kg(2) and 1,150 Wh/L(2)(3) High Power Density Up to 10C Fast Charge Rate Capability 80% charge in <6 minutes Wide Operating Temperature -30°C to 55°C Commercially Proven Tested and validated by industry leading partners We Enable the Future of Electric Mobility Today Actual percentage of silicon is 99.5-99.9% which is within the range of acceptable purity levels for materials that are considered 100%. At C/10 and 23°C. Volumetric energy density is calculated using body dimensions at 30% state of charge (“SoC”).

LEADERSHIP TEAM

Technology Innovators and Experienced Business Operators

Core Operational and Technical Team has been at Amprius for 10+ Years



DR. KANG SUN

Chief Executive Officer and Director

Led two successful business ventures in renewable energy – JA Solar Co. Ltd. (launched IPO on NASDAQ) and RayTracker Inc. (acquired by First Solar Inc.).

Former VP and GM at Honeywell; VP and CTO at Océ, N.V.

Ph.D. Materials Science, Brown University.

Honeywell RayTracker JA SOLAR océ



SANDRA WALLACH

Chief Financial Officer

Experienced public company CFO.

Former CFO of Identiv (NASDAQ: INVE); VP of Finance at MiaSole and Juniper Networks; CFO of General Electric's (GE) Industrial Systems, Drives & Controls division.

B.A. Economics and Public Policy, University of California, Berkeley.

GE IDENTIV



JON BORNSTEIN

Chief Operating Officer

Silicon Valley veteran with 25 years' experience in the semiconductor industry leading high-volume manufacturing, product development and R&D.

M.S. Materials Science, Stanford University.

BRION CYPRESS intel PHILIPS



DR. IONEL STEFAN

Chief Technical Officer

Recognized expert in electrochemistry and energy storage.

Leads the company's scientific research and development of high-energy and high-power batteries.

Ph.D. Chemistry, Case Western Reserve University.

nanosys



DR. WEIJIE WANG

Chief Scientist

Pioneer of design and fabrication of the silicon nanowire anode.

Renowned expert in vapor phase deposition technologies.

Responsible for nanowire development and manufacturing.

Ph.D. Condensed Matter Physics, Lanzhou University.

APPLIED MATERIALS



RONNIE TAO

VP of Business Development

Industry veteran with buyer and supply-side experience, sales and strategic development.

Successfully led market penetration towards industry leadership in Micro-Mobility, Consumer Electronics, Smart Home Robotics and Smart Home Devices.

MBA, University of Rochester – Simon Business School.

amazon SONY



AARON BAKKE

Director of Quality and Manufacturing

Experienced leader in quality assurance, lean manufacturing ERP implementation and supply chain.

Globally recognized accomplishments in quality and manufacturing.

MBA, Northwestern University – Kellogg School of Business.

gcm

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Don Dixon Chairman of the Board Dr. Wen Hsieh Board Director Dr. KANG SUN Chief Executive Officer and Board Director Board and Investors Kensington Capital Acquisition Corp. IV (NYSE: KCAC.U) is a Special Purpose Acquisition Company (“SPAC”) with $230 million of cash held in trust focused on combining with a company in the global automotive and automotive-related sectors Seasoned SPAC management team averaging 30 years of operational and transactional experience Experienced board with extensive public company capabilities and networks in the mobility and manufacturing sectors VantagePoint Capital Partners Board of Directors Selected Investors Dr. Steven Chu Board Director 1997 Nobel Prize for Physics Track Record of Creating Significant Public Shareholder Value

Company Development Founded in 2008 Fully Operational in 2010 KWh Scale Manufacturing in 2016 Customer Orders & Commercial Sales in 2018 GWh Scale Project Development Initiated in 2021 Turning a Transformational Technology Into a Commercial Reality Silicon Nanowire Design Finalized in 2014 2016 2008 2014 2018 2021

AMPRIUS AT A GLANCE

High Performance Battery Offerings

Commercially Available Today and Validated by Blue Chip Partners

100%
Silicon Anode Technology(1)

Founded in **2008** with Headquarters in **Fremont, CA**

Up to **80%**
Higher Energy Density than Conventional Batteries

75+
Patents(2)

~250 KWh
Commercial Manufacturing Capacity Today

30+
Customers Validated Performance

~16.7K
Batteries Shipped

10
SKUs


amprius
amprius
amprius

AIRBUS — Airbus Defence and Space 2021 Innovative Supplier of the Year Award

USABC (United States Advanced Battery Consortium) — USABC Low Cost, Fast Charging Silicon Nanowire Cell Technology Contract Award

World Changing Ideas 2022 Finalist Fast Company

(1) Actual percentage of silicon is 99.5-99.9% which is within the range of acceptable purity levels for materials that are considered 100%.
(2) 62 patents have been issued (29 in the U.S. and 33 in the EU, Korea, Japan, China, Taiwan, Israel). 15 pending applications (5 in the U.S. and 10 Worldwide).

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GRAPHITE VS. SILICON

Why Silicon? 100% Silicon Anode[(1)] Has ~10x Capacity vs. Graphite


Actual Anode Capacity
360
mAh/g
3,400
mAh/g
Graphite(2)
Silicon(2)

Silicon anode can swell up to ~300% causing battery damage after a few cycles


Before Cycling
After Cycling
Broken silicon particles
Silicon Particles
Anode

Silicon particles fail during cycling


Amprius Silicon
Nanowire Anode

Silicon nanowire structure maintains its form

(1) Actual percentage of silicon is 99.5-99.9% which is within the range of acceptable purity levels for materials that are considered 100%.
(2) Based on Amprius measurements in half cells.

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SILICON ANODE STRUCTURE

Amprius Solved the #1 Problem with Silicon Anodes

100% Silicon Nanowires[1] Allow Volume Expansion without Binders, Graphite or any Inactive Materials


SILICON SURFACE COATING
SILICON COATING
SILICON NANOWIRE TEMPLATE
SUBSTRATE


Side View
Top View


Silicon Nanowires
Conventional Graphite (and/or Silicon) Particles

- Spacing between nanowires and silicon porosity ***accommodate silicon volume expansion***
- Ions and electrons travel straight paths
- Most conductive path for ions and electrons results in ***high power capability and fastest charge rate***

(1) Actual percentage of silicon is 99.5-99.9% which is within the range of acceptable purity levels for materials that are considered 100%.

11

Graphite vs. Silicon Amprius’ Anode is a Drop-in Replacement for Lithium-Ion Batteries Conventional Graphite Battery Graphite Anode Current Collector Cathode Amprius Silicon Anode Battery ` Higher Cathode Loading Enables Much Higher Energy Silicon Anode is a Thinner, Direct Replacement Current Collector Current Collector Current Collector Lithium Ion Lithium Ion

INCUMBENT TECHNOLOGY VS. AMPRIUS

Amprius' Battery Cells Today Outperform Graphite Batteries

Performance Metric	Graphite Anode Battery Cells(1)	amprius(3)
Anode Capacity (mAh/g)(1)(2)	335-355	1,500-2,500
Specific Energy (Wh/kg)	~215-285	360-500
Energy Density (Wh/L)	~530-715	890-1,400
Charging Time to 80%	30 minutes	<6 minutes
Rate Capability/Power	Up to 10C	Up to 10C
Cycle Life	500-1,000 cycles	200-1,200 cycles
Operating Temperature	-20 to 60°C	-30 to 55°C

(1) Other than cycle life, based on survey of 18650 technical datasheets (ex. Panasonic NCR18650G), Sony VTC6 technical datasheet, iFixit reports on iPhone and Samsung batteries and Y. Sun et al.: Li-ion Battery Reliability – A Case Study of the Apple iPhone. For cycle life, based on Shmuel De-Leon: Li-Ion NCA/NMC Cylindrical Hard Case Cells Market 2021.
(2) Anode Capacity for Graphite Anode Battery (full cells) uses typical N/P ratio of 1.05 - 1.10.
(3) Includes both released and unreleased products with energy and power cell designs.

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RELATIVE PERFORMANCE

Amprius Batteries Deliver Twice the Mission Time


Battery Cell Energy Density
GRAVIMETRIC
VOLUMETRIC
260 Wh/kg
450 Wh/kg
700 Wh/L
1,150 Wh/L
Graphite(1)
Amprius(2)
Graphite(1)
Amprius(2)


GRAPHITE
AMPRIUS
24min
42min
FLIGHT TIME(3)
3h 6min
5h 40min
TALK TIME(4)
8h 12min
17h 48min
MISSION TIME(5)
310 miles
547 miles
RANGE(6)

(1) Survey of 18650 technical datasheets (ex. Panasonic NCR18650G) and iFixit reports on iPhone and Samsung batteries.
(2) Actual battery cell energy densities measured by Amprius for an energy cell design.
(3) Flight Time – estimated based on customer-generated models for a balanced power and energy cell design.
(4) Talk Time – customer-reported data for an energy cell design.
(5) Mission Time – results from Conformal Wearable Battery developed for U.S. Army for an energy cell design.
(6) Range - estimated for a Tesla Model 3 long-range battery specifications for an energy cell design.

amprius 14

ANODE PRODUCTION

Silicon Nanowire Anode in KWh-Scale Production Today


Metal Foil
Nanowire "Template"
100% Silicon Coating(1)


Foil Substrate Load
Nanowire Module
Silicon Deposition Modules
Finished Anode

(1) Actual percentage of silicon is 99.5-99.9% which is within the range of acceptable purity levels for materials that are considered 100%.

amprius
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Silicon Nanowire Anode Battery Cathode Silicon Nanowire Anode Battery Assembly Traditional Battery Manufacturing Line Silicon Nanowire Anode Manufacturing Line Cathode and Assembly Processes are Unchanged; the Only Change is to the Anode Manufacturing Line Manufacturing Process Amprius Utilizes Existing Commercial Manufacturing Processes Mixing Calendaring Coating Slitting Stacking Formation

High-volume MANUFACTURING TooL Equipment Designed for GWh-Scale Production Large-Scale Anode Tool Leveraging Commercially-Used Solar Production Technology https://www.centrotherm.de/ Expected to partner with Centrotherm(1), a supplier of production solutions to the world’s leading manufacturers of semiconductors and solar cells, to be our mass production tool provider Utilizing well-established tool provider is expected to reduce technical and schedule risk

Planned High-Volume MANUFACTURING FACILITY U.S. High-Volume Manufacturing Facility Skilled manufacturing workforce Favorable taxes and incentive programs Utilities and access to raw materials Regulatory permitting Real estate costs Industrial construction experience Accessibility of rail and interstate Rendering of High-Volume Manufacturing Plant GEORGIA Key Criteria Top Locations Identified TEXAS Amprius Headquarters and Pilot (KWh) Scale Commercial Manufacturing Facility

TARGET MARKETS

Uniquely Positioned to Address the Aviation and EV Markets

	Market Segment	Amprius Advantage	TAM – 2025
Aviation	**Unmanned Aerial Systems (“UAS”)(1)** Drones for delivery, imaging, and military, including high altitude pseudo satellites (“HAPS”)	**Ultra-high gravimetric and volumetric energy density and extreme-fast charge**	**$38.2B**
Aviation	**Air Transportation(2)** Passenger Airplanes (5-20 passengers) and Urban Air Mobility (“UAM”) (1-4 passengers)	**Ultra-high gravimetric energy density and extreme-fast charge**	**$11.1B**
EV	**Electric Vehicles(3)**	**Ultra-high gravimetric density, operational in wide temperature and pressure ranges and extreme-fast charge**	**$67.2B**
		Total	**$116.5B**

(1) $38.2B 2025 UAS battery market estimated as total UAS market in 2025 ($63.6B, InsiderIntelligence) plus total HAPS market in 2025 ($70M, Statistics) * Amprius estimate of battery spend per system and replacement estimates.
(2) $11.1B 2025 UAM battery market estimated as total UAM Market in 2025 ($37.0B, Morgan Stanley Research) * Amprius estimate of battery spend per system and replacement estimates.
(3) Electric vehicle battery market size from Markets and Markets Research February 2021 report.

amprius

19

TARGET MARKETS

Applications Enabled by Amprius' Batteries

	Unmanned Aerial Systems (Drones)		High Altitude Pseudo Satellites	Air Transportation
Product				
Application	Recon Drone	Delivery Drone(1)	Stratospheric Satellite	eVTOL(2)
Battery Cell	1.4 Ah, CL0065	10 Ah, Custom	5.8 Ah, CL0062	15+ Ah, Custom
Performance Specification	390 Wh/kg at C/5	300 Wh/kg at 1C with 4C continuous, 8C pulse	450 Wh/kg at C/10	380+ Wh/kg at C/5 with 6C long pulse
End User Benefit	**Very long endurance** and **increased capacity** with **no increase in weight or volume**	Multirotor UAS with **extreme-fast charge** and **greatly extended service radius**	Ultra long sustained flight **at high altitude with max payload**	eVTOL with **extreme-fast charge** and **greatly extended service radius**

(1) Delivery Drone battery cell in RFP process.
(2) eVTOL battery cell in joint development process.

20

BLUE CHIP PARTNERS Amprius Batteries Have Been Validated by Industry Leaders Amprius has enabled Airbus to set World Records for HAPS endurance and flight Amprius is designed into Airbus’ HAPS platform Airbus Defence and Space 2021 Innovative Supplier of the Year Award Current Amprius Strategic Investor Commercial shipments in 2022 with backlog commitments through 2023 New multi-year development program for low cost EV batteries with the United States Advanced Battery Consortium (“USABC”) Commercial shipments since 2017 Nine development programs The high specific energy of Amprius batteries enable the Zephyr to fly uninterrupted in the stratosphere which would not be possible with lower performance batteries. This will further extend the capability and utility of the Zephyr platform for our customers. —Sophie Thomas Airbus HAPS Program Director New cell developed in H1’2022 and initial commercial shipments expected in H2’2022

USE OF PROCEEDS Expand Production Capacity to Support Customer Growth Disruptive Technology Commercial Customer Wins What we have What’s next High-Volume Manufacturing Meet growing demand Enable new customer wins Reduce costs with scale Expand market applications Pilot (KWh)-Scale Manufacturing

Transaction Overview Transaction Overview ($ and share counts in millions, except per share data) Notes: Assumes no redemptions from Kensington’s public shareholders. Assumes equity capital is issued at $10.00 per share. Excludes the impact of Kensington’s warrants (public or private). Assumes financing through a PIPE transaction (@ $10.00 / share) and / or committed equity facility. Sources Uses Illustrative Pro Forma Ownership Pro Forma Valuation (1) (1)

OVERVIEW OF KENSINGTON CAPITAL ACQUISITION CORP. IV NYSE-listed (KCAC.U) Special Purpose Acquisition Company (“SPAC”) with $230 million in trust for the purpose of combining with a global automotive-related company Management and board with extensive public company experience and operating capabilities in the automotive and automotive-related sectors Relevant automotive experience to optimize program launches and capital deployment while facilitating commercial relationships Track record of creating significant shareholder value in automotive businesses Board Members Tom LaSorda Former Chief Executive Officer of Chrysler Nicole Nason Former Administrator of the U.S. FHWA and NHTSA Anders Pettersson Former Chief Executive Officer of Thule Group Matt Simoncini Former Chief Executive Officer of Lear Corporation Don Runkle Former Chairman and CEO of Multiple Automotive Businesses Mitch Quain Investor and Board Member of Multiple Public Companies Justin Mirro Chairman & Chief Executive Officer 25 years of operating, M&A and financing experience in the automotive and automotive-related sectors President of Kensington Capital Partners Dieter Zetsche Vice Chairman & President 45 years of development, engineering and management experience within the automotive sector Former CEO of Daimler Bob Remenar Chief Operating Officer 35 years of operational, manufacturing and management experience within the automotive sector Former CEO of Nexteer Automotive and Chassix Simon Boag Chief Technology Officer 30 years of leadership, manufacturing, operational and technological experience with automotive supply chains Former President of Mopar and EVP of Chrysler Purchasing Dan Huber Chief Financial Officer 20 years of experience in investment banking, consulting, business development and operational management Co-Founder of The Motor Weekly newsletter Kensington Overview Board Members

AMPRIUS FULFILLS KENSINGTON’S INVESTMENT OBJECTIVES Global automotive-related business with Enterprise Value >$500M Leverages high-growth mega-trends of emerging technology proliferation Validated technical, commercial and financial capabilities based upon global automotive standards World-class management team and board with expertise in leading and running public companies Business enhanced by Kensington’s mobility experience to de-risk and accelerate commercial success

SUMMARY RISK FACTORS If Amprius’ batteries fail to perform as expected, its ability to develop, market, and sell its batteries would be adversely affected. Amprius may not succeed in developing a new volume manufacturing tool that meets its requirements for cell quality, yield, throughput and other performance metrics. Amprius and its equipment vendor may encounter significant engineering challenges, performance issues, delays, unforeseen development cost and other obstacles in building and commissioning volume manufacturing tools. Amprius may not meet its manufacturing cost targets, which would limit the size of its market opportunities. Amprius may not succeed in retaining and attracting key employees, particularly technical talent, needed to operate and build its business successfully. The battery market is intensely competitive. Competitors include new entrants and established companies, many of which have significantly greater resources than Amprius does. Amprius’ products must compete with advances in new battery chemistries and manufacturing methods as well as continued improvements in conventional batteries and battery anodes. Amprius may not succeed in advancing its battery technologies to enable further improvements in energy density, cycle life, safety and other characteristics. Failure to do so could limit its market opportunities, ability to compete and/or the prices Amprius can charge for its products. Amprius may encounter delays and technical obstacles in developing new battery products such as different cell formats to meet varied market requirements. Amprius future sales opportunities depend in part on the growth of markets for battery-powered aviation applications. These applications may develop slower or at a size that is less than expected, to the extent they develop at all. Amprius’ establishment of a volume manufacturing facility is subject to many risks, including, among others, risks relating to site acquisition, construction, permitting, delays, cost overruns, supply chain constraints, recruiting a labor force, and operating in a new geographic area away from Amprius’ current headquarters. Amprius may require additional capital to support business growth, and this capital might not be available on commercially reasonable terms or at all. Amprius relies on complex machinery for its operations and production involves a significant degree of risk and uncertainty in terms of operational performance and costs. Amprius may not be able to establish supply relationships for necessary materials, components or equipment or may be required to pay more than anticipated for components or equipment, which could negatively impact Amprius’ business. Substantial increases in the prices for raw materials and components, some of which are obtained from a limited number of sources where demand may exceed supply, could materially and adversely affect Amprius’ business. Amprius’ future growth and success depend on its ability to effectively sell to a wide variety of customers across a deconsolidated industry. If existing customers do not make subsequent purchases from Amprius or renew their contracts with Amprius, its revenue could decline, and its results of operations would be adversely impacted. Amprius has pursued and may continue to pursue joint development agreements and other strategic alliances, which could have an adverse impact on its business if they are unsuccessful. Amprius may not be able to accurately estimate the future supply and demand for its batteries, which could result in a variety of inefficiencies in its business and hinder its ability to generate revenue. If Amprius fails to accurately predict its manufacturing requirements, it could incur additional costs or experience delays. Certain components of Amprius’ batteries pose safety risks that may cause accidents. Amprius may be subject to financial and reputational risks due to product recalls and product liability claims, and Amprius could face substantial liabilities that exceed its resources.

SUMMARY RISK FACTORS (CONT.) Amprius may not be able to accurately estimate the future supply and demand for its batteries, which could result in a variety of inefficiencies in its business and hinder its ability to generate revenue. If Amprius fails to accurately predict its manufacturing requirements, it could incur additional costs or experience delays. Certain components of Amprius’ batteries pose safety risks that may cause accidents. Amprius may be subject to financial and reputational risks due to product recalls and product liability claims, and Amprius could face substantial liabilities that exceed its resources. Developments in alternative technology or other fossil fuel alternatives may adversely affect the demand for Amprius’ battery products. Amprius’ operations expose it to litigation, environmental and other legal compliance risks. Compliance with laws and regulations can be expensive, and Amprius’ failure to comply with these laws and regulations may result in monetary damages and fines, adverse publicity and a material adverse effect on its business. Amprius is an early stage company with a history of financial losses and expects to incur significant expenses and continuing losses for the foreseeable future. If Amprius fails to effectively manage its future growth, it may not be able to market and sell its batteries successfully. Amprius’ business with various governmental entities is subject to the policies, priorities, regulations, mandates, and funding levels of such governmental entities and may be negatively or positively impacted by any change thereto. Amprius has been, and may in the future be, adversely affected by the global COVID-19 pandemic and/or any other pandemic. Amprius’ technology and its website, systems, and data it maintains may be subject to intentional disruption, other security incidents, or alleged violations of laws, regulations, or other obligations relating to data handling that could result in liability and adversely impact its reputation and future sales. Amprius may be required to expend significant resources to continue to modify or enhance its protective measures to detect, investigate and remediate vulnerabilities to security incidents. Any future failure by Amprius to comply with applicable cybersecurity or data privacy legislation or regulation could have a material adverse effect on its business, reputation, results of operations or financial condition. Amprius relies heavily on its intellectual property portfolio. If Amprius is unable to protect its intellectual property rights, its business and competitive position would be harmed. Amprius may need to defend itself against intellectual property infringement claims, which may be time-consuming and could cause it to incur substantial costs. Amprius’ patent applications may not result in issued patents or its patent rights may be contested, circumvented, invalidated or limited in scope, any of which could have a material adverse effect on Amprius’ ability to prevent others from interfering with its commercialization of its products. Amprius faces risks and uncertainties associated with defense-related contracts, which may have a material adverse effect on its business. If the prime contractors or suppliers fail to perform their contractual obligations under Amprius’ existing government contracts, Amprius’ performance and reputation as a subcontractor and its ability to obtain future business could suffer. Amprius relies on government contracts and grants for a significant portion of its historical revenue and to partially fund its research and development activities, which are subject to a number of uncertainties, challenges, and risks.